SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 18, 2008

BUCKHEAD COMMUNITY BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Georgia	000-53197	58-2265980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

415 East Paces Ferry Road, Atlanta, Georgia	30305
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 504-2265

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendment to Articles of Incorporation

On September 18, 2008, Buckhead Community Bancorp, Inc. (the “Company”) filed Articles of Amendment with the Secretary of State of the State of Georgia, effecting an amendment (the “Amendment”) to the Company’s Articles of Incorporation (the “Articles”). The Amendment increased the number of shares authorized for issuance from 10,000,000 shares of common stock, par value $0.01 per share (“Common Stock”), and 1,000,000 shares of special stock, no par value (“Special Stock”), to 20,000,000 shares of Common Stock and 2,000,000 shares of Special Stock.

Item 9.01	Financial Statements and Exhibits

Exhibits.

Exhibit No.	Description of Exhibit
3.1	Articles of Amendment to the Articles of Incorporation of Buckhead Community Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKHEAD COMMUNITY BANCORP, INC.

Dated: September 19, 2008	By:	/s/ Dawn Kinard
Dawn Kinard
Chief Financial Officer